SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(D) of the

Securities Exchange Act of 1934

April 26, 2005

(Date of earliest event reported)

BALL CORPORATION

(Exact name of Registrant as specified in its charter)

Indiana	1-7349	35-0160610
(State of	(Commission	(IRS Employer
Incorporation)	File No.)	Identification No.)

10 Longs Peak Drive, P.O. Box 5000, Broomfield, CO 80021-2510

(Address of principal executive offices, including ZIP Code)

(303) 469-3131

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[	]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[	]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[	]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[	]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Ball Corporation

Current Report on Form 8-K

Dated April 29, 2005

Item 1.01.  Entry Into a Material Definitive Agreement

On April 26, 2005, subject to shareholder approval of the 2005 Stock and Cash Incentive Plan (the “Plan”), attached hereto as Exhibit 10.1 to this current report on Form 8-K and incorporated herein by reference, the Human Resources Committee of the Board of Directors of Ball Corporation (the “Company”) granted (effective April 27, 2005) a nonqualified stock option to purchase 82,000 shares of the Company’s Common Stock (the “Common Stock”) under the Plan to R. David Hoover, the Company’s President and Chief Executive Officer. The option has an exercise price of $39.74 per share. Subject to a continued employment requirement, the option will vest as to 25 percent on April 27, 2006 and will continue to vest at a rate of 25 percent per year until fully vested on April 27, 2009. Mr. Hoover’s option will expire on April 27, 2015 (unless earlier terminated in accordance with its terms). Mr. Hoover also was awarded 45,000 Deposit Shares in accordance with the Deposit Share Program which is explained below.

On April 26, 2005, subject to shareholder approval of the Plan, the Human Resources Committee of the Board of Directors of the Company awarded (effective on June 1, 2005) 3,000 shares of restricted stock under the Plan to Hanno C. Fiedler, Executive Vice President, Ball Corporation and Chief Executive Officer, Ball Packaging Europe. Subject to a continued employment requirement as an employee and/or service as a director, the restrictions will lapse at 25 percent on the anniversary date of each succeeding year. Mr. Fiedler will receive the Notification of Award of Restricted Stock Shares of Common Stock of Ball Corporation which is attached hereto as Exhibit 10.2 to this current report on Form 8-K and incorporated herein by reference.

On April 26, 2005, subject to shareholder approval of the Plan, the Human Resources Committee of the Board of Directors of the Company granted (effective April 27, 2005) a nonqualified stock option to purchase 22,000 shares of the Company’s Common Stock under the Plan to John R. Friedery, Senior Vice President, Ball Corporation and Chief Operating Officer, North American Packaging. The option has an exercise price of $39.74 per share. Subject to a continued employment requirement, the option will vest as to 25 percent on April 27, 2006 and will continue to vest at a rate of 25 percent per year until fully vested on April 27, 2009. Mr. Friedery’s option will expire on April 27, 2015 (unless earlier terminated in accordance with its terms). Mr. Friedery also was awarded 12,000 Deposit Shares in accordance with the Deposit Share Program which is explained below.

On April 26, 2005, subject to shareholder approval of the Plan, the Human Resources Committee of the Board of Directors of the Company granted (effective April 27, 2005) a nonqualified stock option to purchase 19,500 shares of the Company’s Common Stock under the Plan to Raymond J. Seabrook, Senior Vice President and Chief Financial Officer. The option has an exercise price of $39.74 per share. Subject to a continued employment requirement, the option will vest as to 25 percent on April 27, 2006 and will continue to vest at a rate of 25 percent per year until fully vested on April 27, 2009. Mr. Seabrook’s option will expire on April 27, 2015 (unless earlier terminated in accordance with its terms). Mr. Seabrook also was awarded 10,500 Deposit Shares in accordance with the Deposit Share Program which is explained below.

On April 26, 2005, subject to shareholder approval of the Plan, the Human Resources Committee of the Board of Directors of the Company granted (effective April 27, 2005) a nonqualified stock option to purchase 19,500 shares of the Company’s Common Stock under the Plan to David A. Westerlund, Senior Vice President, Administration and Corporate Secretary. The option has an exercise price of $39.74 per share. Subject to a continued employment requirement, the option will vest as to 25 percent on April 27, 2006 and will continue to vest at a rate of 25 percent per year until fully vested on April 27, 2009. Mr. Westerlund’s option will expire on April 27, 2015 (unless earlier terminated in accordance with its terms). Mr. Westerlund also was awarded 10,500 Deposit Shares in accordance with the Deposit Share Program which is explained below.

Each option granted pursuant to the Plan is evidenced by an option agreement between the Company and the person named therein. Options granted pursuant to the Plan are intended to be either incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (“ISOs”) or options that are not intended to be so qualified (“NSOs”). The form of agreement used to grant ISOs and NSOs under the Plan is attached hereto as Exhibit 10.3 to this current report on Form 8-K and is incorporated herein by reference. The form of agreement was approved by the Human Resources Committee of the Board of Directors. The aforementioned option grants to Messrs. Hoover, Friedery, Seabrook and Westerlund were made pursuant to the form of agreement for stock options. Mr. Fiedler’s restricted stock grant was made pursuant to the form of agreement for restricted shares.

Deposit Share Program

Deposit Shares are a match of Restricted Shares for Newly Acquired Shares obtained by the executive. Restrictions with respect to matching Restricted Shares will lapse on the following schedule: 30 percent of the restrictions will lapse in the 2nd year on either March 31, June 30, September 30 or December 31 of the quarter immediately following the anniversary of the Restricted Share Grant Date; 30 percent will lapse in the 3rd year in the same manner; 40 percent will lapse in the 4th year in the same manner. Newly Acquired Shares must not be otherwise disposed of until the restrictions lapse on the relevant number of Restricted Shares or the Restricted Shares in question will be forfeited. The above named recipients of Deposit Shares will be notified of the awards pursuant to the Notification of Award of Opportunity to Participate in the Deposit Share Program of Ball Corporation notice form attached here as Exhibit 10.4 to this current report on Form 8-K and is incorporated herein by reference.

Approved Forms

On April 26, 2005, the Human Resources Committee of the Board of Directors approved the forms of Notification of Award of Restricted Shares of Common Stock of Ball Corporation Pursuant to Ball Corporation's 2005 Stock and Cash Incentive Plan, the Agreement for Receipt of a Stock Option for Shares of Common Stock of Ball Corporation Pursuant to Ball Corporation’s 2005 Stock and Cash Incentive Plan and the Notification of Award of Opportunity to Participate in the Deposit Share Program of Ball Corporation Pursuant to Ball Corporation’s 2005 Stock and Cash Incentive Plan, which forms are attached hereto as Exhibits 10.2, 10.3 and 10.4, respectively, to this current report on Form 8-K and incorporated herein by reference. These forms will be used, as required, for awards of stock options and restricted stock grants to nonemployee directors, named executive officers and certain other employees and for grants of Deposit Shares under the Deposit Share Program.

Shareholder Approval of the 2005 Cash and Stock Incentive Plan

On April 27, 2005, the shareholders of the Company approved the 2005 Stock and Cash Incentive Plan (the “Plan”). Under the Plan, 8,000,000 shares of common stock were reserved for issuance to certain employees and nonemployee directors who make substantial contributions to the successful operation of the Company. The approval of the Plan is effective on April 27, 2005.

Long-Term Cash Incentive Plan

On April 26, 2005, the Human Resources Committee of the Board of Directors of the Company approved the Amended and Restated Ball Corporation Long-Term Cash Incentive Plan (the “LTCIP”). The LTCIP provides for a program of long-term compensation that enables the management to make awards under the LTCIP to certain executives of the Company who contribute and are expected to continue to contribute materially to the Company through their leadership skills, vision and dedication. Participation levels are set by management and the payouts are made on an annual basis according to the formula and the terms of the LTCIP. The Amended and Restated LTCIP is attached hereto as Exhibit 10.5 to this current report on Form 8-K and incorporated herein by reference.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change of Fiscal Year

On April 27, 2005, the shareholders of the Company approved the amendment of the Amended Articles of Incorporation of the Company to increase the authorized number of shares of the Company’s Common Stock, without par value, from 240,000,000 to 550,000,000 and to increase the total number of shares of all classes of stock which the Company is authorized to issue from 255,000,000 to 565,000,000. These two changes are effective on April 27, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALL CORPORATION

(Registrant)

By:	/s/ Raymond J. Seabrook

  Name:  Raymond J. Seabrook

Title:	Senior Vice President and
Chief Financial Officer

Date:	April 29, 2005

Ball Corporation

Form 8-K

April 29, 2005

EXHIBIT INDEX
Description	Exhibit

2005 Stock and Cash Incentive Plan	10.1

Notification of Award of Restricted Shares of Common Stock of Ball Corporation Pursuant to Ball Corporation’s 2005 Stock and Cash Incentive Plan	10.2

Form of Agreement for Receipt of a Stock Option for Shares of Common Stock of Ball Corporation Pursuant to Ball Corporation’s 2005 Stock and Cash Incentive Plan	10.3

Notification of Award of Opportunity to Participate in the Deposit Share Program of Ball Corporation Pursuant to the 2005 Stock and Cash Incentive Plan	10.4

Ball Corporation Long-Term Cash Incentive Plan	10.5